Exhibit 99.2
WHITE MOUNTAINS INSURANCE GROUP, LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INFORMATION

Transaction Overview

On December 5, 2025, White Mountains Insurance Group, Ltd. (“White Mountains”) completed the previously announced sale of a controlling financial interest in WM Pierce Holdings, Inc. and its subsidiaries, including Bamboo Ide8 Insurance Services, LLC, (collectively, the “Bamboo Group”), to affiliates of funds advised by CVC Capital Partners (“CVC”), pursuant to the terms of the securities purchase agreement dated October 2, 2025 (the “Bamboo SPA”). Under the terms of the Bamboo SPA, a wholly owned subsidiary of White Mountains sold approximately 77.3% of its equity interest in the Bamboo Group for net cash proceeds at closing of $848 million and retained an indirect equity interest valued at $250 million (the “Bamboo Sale Transaction”).

Pro Forma Financial Statements

The unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”) present pro forma adjustments that reflect the impact of the Bamboo Sale Transaction. The Pro Forma Financial Statements give effect to the Bamboo Sale Transaction and related adjustments in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 gives effect to the Bamboo Sale Transaction assuming it closed on September 30, 2025. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024 give effect to the Bamboo Sale Transaction assuming it closed on January 2, 2024, which is the date of White Mountains’s acquisition of the Bamboo Group. The Pro Forma Financial Statements should be read in conjunction with White Mountains’s 2024 Annual Report on Form 10-K and White Mountains’s Quarterly Report on Form 10-Q for the period ended September 30, 2025.
The Pro Forma Financial Statements (i) are presented based on available information and assumptions that management believes are reasonable in order to give effect, on a pro forma basis, to the Bamboo Sale Transaction, (ii) are intended for informational purposes only and (iii) are not intended to reflect the results of operations or the financial position of White Mountains that would have resulted had the Bamboo Sale Transaction been completed as of and during the periods presented or the results that may be obtained by White Mountains in the future. The Pro Forma Financial Statements as of and for the periods presented do not reflect future events that are not directly attributable to the Bamboo Sale Transaction and that may occur after the Bamboo Sale Transaction. Future results may vary significantly from the results reflected in the Pro Forma Financial Statements.
White Mountains presents its consolidated financial statements using the conglomerate view that presents each segment separately. For purposes of the Pro Forma Financial Statements, White Mountains has condensed the information related to segments that are not impacted by the Bamboo Sale Transaction.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

	September 30, 2025
Millions, except share and per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Assets:
P&C Insurance and Reinsurance (Ark/WM Outrigger) assets	$6,796.8	$—		$6,796.8

Financial Guarantee (HG Global) assets	1,266.1	—		1,266.1

Asset Management (Kudu) assets	1,298.8	—		1,298.8

Specialty Insurance Distribution (Distinguished) assets	713.7	—		713.7

Other Operations
Fixed maturity investments, at fair value	159.6	—		159.6
Investment in MediaAlpha, at fair value	203.2	—		203.2
Short-term investments, at fair value	199.1	—		199.1
Other long-term investments	698.3	250.0	(1)	948.3
Total investments	1,260.2	250.0		1,510.2
Cash	41.0	851.5	(1)	892.5
Goodwill and other intangible assets	154.3	—		154.3
Other assets	146.5	—		146.5
Assets held for sale - Bamboo Group	662.0	(662.0)	(2)	—
Assets held for sale - Other	6.2	—		6.2
Total Other Operations assets	2,270.2	439.5		2,709.7
Total assets	$12,345.6	$439.5		$12,785.1
See Transaction Accounting Adjustment Notes to the Pro Forma Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)
(Unaudited)

	September 30, 2025
Millions, except share and per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Liabilities:
P&C Insurance and Reinsurance (Ark/WM Outrigger) liabilities	$4,948.4	$—		$4,948.4

Financial Guarantee (HG Global) liabilities	488.5	—		488.5

Asset Management (Kudu) liabilities	359.3	—		359.3

Specialty Insurance Distribution (Distinguished) liabilities	276.0	—		276.0

Other Operations
Loss and loss adjustment expense reserves	14.7	—		14.7
Unearned insurance premiums	9.5	—		9.5
Debt	35.4	—		35.4
Accrued incentive compensation	76.0	5.0	(3)	81.0
Other liabilities	104.1	—		104.1
Liabilities held for sale - Bamboo Group	312.3	(312.3)	(2)	—
Liabilities held for sale - Other	4.3	—		4.3
Total Other Operations liabilities	556.3	(307.3)		249.0
Total liabilities	6,628.5	(307.3)		6,321.2
Redeemable noncontrolling interests	132.4	—		132.4
Equity:
White Mountains’s common shareholders’ equity
White Mountains’s common shares at $1 par value per share—authorized 50,000,000 shares; issued and outstanding 2,575,161 and 2,568,148 shares	2.6	—		2.6
Paid-in surplus	582.0	—		582.0
Retained earnings	4,183.0	844.6	(4)	5,027.6
Total White Mountains’s common shareholders’ equity	4,767.6	844.6		5,612.2
Nonredeemable noncontrolling interests	817.1	(97.8)	(5)	719.3
Total equity	5,584.7	746.8		6,331.5
Total liabilities, redeemable noncontrolling interests and equity	$12,345.6	$439.5		$12,785.1
See Transaction Accounting Adjustment Notes to the Pro Forma Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2025
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Revenues:

P&C Insurance and Reinsurance (Ark/WM Outrigger) revenues	$1,450.6	$—		$1,450.6

Financial Guarantee (HG Global) revenues	85.6	—		85.6

Asset Management (Kudu) revenues	138.6	—		138.6

P&C Insurance Distribution (Bamboo)
Commission and fee revenues	167.2	(167.2)	(6)	—
Earned insurance premiums	21.7	(21.7)	(6)	—
Other revenues	6.4	(6.4)	(6)	—
Total P&C Insurance Distribution revenues	195.3	(195.3)	(6)	—

Specialty Insurance Distribution (Distinguished) revenues	14.3	—		14.3

Other Operations
Earned insurance premiums	19.1	—		19.1
Net investment income	24.5	—		24.5
Net realized and unrealized investment gains (losses)	49.5	—		49.5
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	1.6	—		1.6
Commission and fees revenues	12.4	—		12.4
Other revenues	139.7	—		139.7
Total Other Operations revenues	246.8	—		246.8
Total revenues	$2,131.2	$(195.3)		$1,935.9
See Transaction Accounting Adjustment Notes to the Pro Forma Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Nine Months Ended September 30, 2025
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Expenses:

P&C Insurance and Reinsurance (Ark/WM Outrigger) expenses	$1,180.8	$—		$1,180.8

Financial Guarantee (HG Global) expenses	21.9	—		21.9

Asset Management (Kudu) expenses	30.9	—		30.9

P&C Insurance Distribution (Bamboo)
Broker commission expenses	56.8	(56.8)	(6)	—
Loss and loss adjustment expenses	15.9	(15.9)	(6)	—
Acquisition expenses	8.0	(8.0)	(6)	—
General and administrative expenses	69.4	(69.4)	(6)	—
Interest expense	7.8	(7.8)	(6)	—
Total P&C Insurance Distribution expenses	157.9	(157.9)	(6)	—

Specialty Insurance Distribution (Distinguished) expenses	17.0	—		17.0

Other Operations
Loss and loss adjustment expenses	18.8	—		18.8
Acquisition expense	7.0	—		7.0
Cost of sales	105.2	—		105.2
General and administrative expenses	161.7	(30.0)	(7)	131.7
Interest expense	2.3	—		2.3
Total Other Operations expenses	295.0	(30.0)		265.0
Total expenses	1,703.5	(187.9)		1,515.6
Pre-tax income (loss)	427.7	(7.4)		420.3
Income tax (expense) benefit	(39.6)	9.1	(6)	(30.5)
Net income (loss)	388.1	1.7		389.8
Net (income) loss attributable to non-controlling interests	(117.5)	12.0	(6)	(105.5)
Net income (loss) attributable to White Mountains’s common shareholders	$270.6	$13.7		$284.3

Basic and diluted earnings (loss) per share attributable to White Mountains’s common shareholders	$105.18			$110.55
See Transaction Accounting Adjustment Notes to the Pro Forma Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2024
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Revenues:

P&C Insurance and Reinsurance (Ark/WM Outrigger) revenues	$1,750.9	$—		$1,750.9

Financial Guarantee (HG Global) revenues	(44.6)	—		(44.6)

Asset Management (Kudu) revenues	118.8	—		118.8

P&C Insurance Distribution (Bamboo)
Commission and fee revenues	134.6	(134.6)	(6)	—
Earned insurance premiums	39.4	(39.4)	(6)	—
Other revenues	5.8	(5.8)	(6)	—
Total P&C Insurance Distribution revenues	179.8	(179.8)	(6)	—

Other Operations
Earned insurance premiums	32.7	—		32.7
Net investment income	35.6	—		35.6
Net realized and unrealized investment gains (losses)	57.0	—		57.0
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	38.0	—		38.0
Commission and fees revenues	14.8	—		14.8
Net gain on sale of the Bamboo Group	—	849.6	(8)	849.6
Other revenues	56.8	—		56.8
Total Other Operations revenues	234.9	849.6		1,084.5
Total revenues	$2,239.8	$669.8		$2,909.6
See Transaction Accounting Adjustment Notes to the Pro Forma Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2024
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Expenses:

P&C Insurance and Reinsurance (Ark/WM Outrigger) expenses	$1,452.1	$—		$1,452.1

Financial Guarantee (HG Global) expenses	60.6	—		60.6

Asset Management (Kudu) expenses	37.5	—		37.5

P&C Insurance Distribution (Bamboo)
Broker commission expenses	51.3	(51.3)	(6)	—
Loss and loss adjustment expenses	20.6	(20.6)	(6)	—
Acquisition expenses	14.1	(14.1)	(6)	—
General and administrative expenses	61.1	(61.1)	(6)	—
Total P&C Insurance Distribution expenses	147.1	(147.1)	(6)	—

Other Operations
Loss and loss adjustment expenses	12.1	—		12.1
Acquisition expense	12.1	—		12.1
Cost of sales	29.6	—		29.6
General and administrative expenses	169.5	(.5)	(6)	169.0
General and administrative expenses - transaction related incentive compensation expenses	—	33.0	(9)	33.0
Interest expense	2.5	—		2.5
Total Other Operations expenses	225.8	32.5		258.3
Total expenses	1,923.1	(114.6)		1,808.5
Pre-tax income (loss)	316.7	784.4		1,101.1
Income tax (expense) benefit	(32.6)	5.8	(6)	(26.8)
Net income (loss)	284.1	790.2		1,074.3
Net (income) loss attributable to non-controlling interests	(53.7)	8.9	(6)	(44.8)
Net income (loss) attributable to White Mountains’s common shareholders	$230.4	$799.1		$1,029.5

Basic and diluted earnings (loss) per share attributable to White Mountains’s common shareholders	$89.79			$401.26
See Transaction Accounting Adjustment Notes to the Pro Forma Financial Statements.

Transaction Accounting Adjustments

(1) Adjustment to reflect White Mountains’s estimated net cash proceeds assuming the Bamboo Sale Transaction closed on September 30, 2025. The following table presents the calculation of net cash proceeds to White Mountains:

$ in Millions	September 30, 2025
Bamboo Group’s enterprise value (cash-free/debt-free)	$1,750.0
Bamboo Group’s estimated cash sold	40.9
Bamboo Group’s estimated indebtedness sold	(122.2)
Net working capital & other	32.7
Payment of Bamboo management’s equity-based compensation	(161.7)	(a)
Transaction expenses	(25.8)	(b)
Equity value attributable to Bamboo’s basic units	1,513.9
White Mountains’s ownership percentage	72.8%
Equity value attributable to White Mountains	1,101.5
White Mountains’s retained interest	(250.0)
Net cash proceeds to White Mountains	$851.5	(c)
(a) Includes $13.4 of unrecognized equity-based compensation to be recognized in connection with the Bamboo Sale Transaction assuming it closed on September 30, 2025.
(b) Includes $2.7 of transaction expenses that were accrued in White Mountains’s historical financial statements.
(c) Includes $3.6 held in escrow that is expected to be released in the first half of 2026.

(2) Adjustment to reflect the sale of the Bamboo Group’s assets and liabilities assuming the Bamboo Sale Transaction closed on September 30, 2025.

(3) Adjustment to reflect the estimated incremental costs related to White Mountains’s incentive compensation plans assuming the Bamboo Sale Transaction closed on September 30, 2025. The adjustment excludes $28.0 million of estimated incremental costs related to White Mountains’s incentive compensation plans that were accrued in White Mountains’s historical financial statements. The estimated costs are driven primarily by the increase in the estimated harvest percentages reflecting the impact of the Bamboo Sale Transaction.

(4) Adjustment to reflect White Mountains’s estimated net transaction gain, after tax, assuming the Bamboo Sale Transaction closed on September 30, 2025. The following table presents the calculation of White Mountains’s estimated net transaction gain, after tax, and the increase in book value as of September 30, 2025:

Millions	September 30, 2025
Equity value attributable to White Mountains	$1,101.5
Bamboo Group’s assets sold	(662.0)
Bamboo Group’s liabilities sold	312.3
Noncontrolling interest related to the Bamboo Group	97.8
White Mountains’s gain from sale - Bamboo Group	849.6
White Mountains’s transaction related incentive compensation expense	(33.0)	(a)
White Mountains’s net transaction gain, after tax	816.6
White Mountains’s transaction related incentive compensation expense accrued as of September 30, 2025	28.0	(a)
Pro forma increase in White Mountains’s book value	$844.6
(a) Adjustment to reflect the total estimated incremental costs of $33.0 related to White Mountains’s incentive compensation plans assuming the Bamboo Sale Transaction closed on September 30, 2025, including $28.0 of costs that were accrued in White Mountains’s historical financial statements. See Note (3) above.

(5) Adjustment to remove noncontrolling interests related to the Bamboo Group assuming the Bamboo Sale Transaction closed on September 30, 2025.

(6) Adjustment to remove the Bamboo Group’s results of operations assuming the Bamboo Sale Transaction closed on January 2, 2024, which is the date of White Mountains’s acquisition of the Bamboo Group.

(7) Adjustment to remove $28.0 million of incentive compensation expenses and $2.0 million of transaction expenses that were accrued in White Mountains’s historical financial statements. For purposes of the Pro Forma Financial Statements, these amounts were recognized in the pro forma condensed consolidated statement of operations for the year ended December 31, 2024 assuming the Bamboo Sale Transaction closed on January 2, 2024.

(8)    Adjustment to reflect White Mountains’s estimated net transaction gain, after tax, assuming the Bamboo Sale Transaction closed on January 2, 2024. See Note (4) for the calculation of the net transaction gain, after tax.

(9)    Adjustment to reflect the estimated incremental costs related to White Mountains’s incentive compensation plans assuming the Bamboo Sale Transaction closed on January 2, 2024.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

These Pro Forma Financial Statements may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this filing which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:
▪change in book value per share or return on equity;
▪business strategy;
▪financial and operating targets or plans;
▪incurred loss and LAE and the adequacy of its loss and LAE reserves and related reinsurance;
▪projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses;
▪expansion and growth of its business and operations; and
▪future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:
▪the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s 2024 Annual Report on Form 10-K;
▪whether the potential benefits of any transaction, including the Transaction, will be realized;
▪claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornados, tsunamis, severe weather, public health crises, terrorist attacks, was and war-like actions, explosions, infrastructure failures or cyber-attacks;
▪recorded loss reserves subsequently proving to have been inadequate;
▪the market value of White Mountains’s investment in MediaAlpha;
▪business opportunities (or lack thereof) that may be presented to it and pursued;
▪actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
▪the continued availability of capital and financing;
▪the continued availability of fronting and reinsurance capacity;
▪deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease and corresponding mitigation efforts;
▪competitive forces, including the conduct of other insurers;
▪changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and
▪other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in these Pro Forma Financial Statements are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.